© 2008 Mercury Computer Systems, Inc.
Mark Aslett, President & Chief Executive Officer
Bob Hult, SVP & Chief Financial Officer
Cowen and Company 20/20
Technology Media Telecom Conference
May 29, 2008
Exhibit 99.1

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of
1995, including those relating to anticipated fiscal 2008 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2007. The
Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides non-GAAP financial measures adjusted to exclude certain specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP.
Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial measures discussed in this presentation is contained in the
Company’s Third Quarter Fiscal Year 2008 earnings release, which can be found on our website at
www.mc.com/mediacenter/pressreleaseslist.aspx.

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Oil and Gas
Telecommunications
Embedded Computing
Aerospace and Defense
Semi Industry
Life Sciences
Mercury at a Glance
Mercury offers more than 20 years’ experience in designing and delivering high-performance computing systems and software, for a broad range of image- and data-intensive applications, to customers around the world.

© 2008 Mercury Computer Systems, Inc.
www.mc.com

4
Mercury spans the entire signal processing chain
• Modular boards and
integrated systems
• Scalable multi core
architectures
• Robust software and tools
• Open-standard COTS to
custom solutions
• Ruggedized systems
• Comprehensive services
• Visualization software
From RF to Visualization

© 2008 Mercury Computer Systems, Inc.
www.mc.com

5
Advanced Computing Solutions
ACS focuses on specialized,
high-performance computing
solutions that leverage
Mercury’s capabilities in
sensor computing,
computational acceleration,
and delivery of complex
system-level solutions.
Example Segments
• Aerospace and defense
• Semiconductor
• Telecommunications
• Medical imaging

© 2008 Mercury Computer Systems, Inc.
www.mc.com

6
Visage Imaging, Inc.
Mercury’s wholly owned
subsidiary focuses on the
development and
distribution of 3D
visualization and PACS
(picture archiving and
communications system)
solutions, and other 3D
software solutions in the
life sciences segment.

© 2008 Mercury Computer Systems, Inc.
www.mc.com

7
Visualization Sciences Group
VSG focuses on the development
and distribution of software
developer toolkits and 3D
application software for very-high
volume-rendering applications.
Example Segments
• Geosciences – Oil and Gas
• Engineering and manufacturing
• Material sciences
• Other industrial and
scientific domains

© 2008 Mercury Computer Systems, Inc.
www.mc.com

8
Why customers choose Mercury
• Significant and pioneering investments in specialized FPGA and multi core computing architectures and software
We maintain ongoing relationships with silicon providers that are unique
Significant multi computing R&D expenditures
The breadth and depth of our product line for specialized computing are unrivalled
• Our approach to technical problem-solving in the specialized computing arena is proven
Assessment of best silicon choices available
Thermal/Power evaluation
System-level architectural design
Application and algorithm performance optimization
• Our work on specialized computing-related problems typically results in significant business value for our customers
Making their products better
Reducing their risk
Lowering their cost
Speeding time to market

© 2008 Mercury Computer Systems, Inc. www.mc.com 9 9 Partial customer and partner list

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Segment Revenue Q308 YTD
VI
$9.9M
6%
ACS
$139.2M
88%
Emerging
$1.4M
1%
VSG
$7.9M
5%
Major Company Dynamics (#’s GAAP FY08 YTD)
• Revenue and profitability strength in ACS business
• Other businesses eroding margin
10
Notes:
Q308 YTD represents 9 months ended March 31, 2008
Figures represent GAAP reported results, as reported in March 31, 2008 10-Q filing
Q308 YTD Operating Profit Total excludes stock-based compensation expense
Segment Operating Profit Q308 YTD
10.7
0.4
(7.4)
(10.3)
(6.7)
-12
-7
-2
3
8
ACS VI VSG Emerging Total

© 2008 Mercury Computer Systems, Inc.
www.mc.com

ACS Revenue Walk
+ ~20% Growth
(~35% Decline)
0
50
100
150
200
250
FY07 Defense Commercial FY08*
11
Major ACS Business Dynamics
• Shift toward defense in ACS business unit
• Defense represents economic core of the business
* Figures are approximate
11
FY07 FY08*
Focus on strengthening Defense
Higher margins in Defense
Force R&D leverage back into model
Select new commercial pursuit
Differentiation and sustainability
largely in Defense
56%
44%
Commercial
Defense
30%
70%
Defense
Commercial
ACS Defense vs Commercial Direct Margin FY08
30%
45%
60%
75%
90%
Q1 Q2 Q3 Q4
Defense Commercial

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Military Electronics Market
• COTS $3B of $30B total military electronics market
• Increased outsourcing and overall market growth
• Move toward collaborative COTS & system integration
• Platform upgrades, obsolescence, and new functionality
• New platforms with increased electronic content
Total Military Electronics Market
RDT&E+Procurement Available to the U.S.
(FY07-FY16)
Radar
24.8%
C4I
23.9%
EW
20.6%
EO
20.3%
Sonar
3.8%
Other
6.7%
CAGR 3.5% (FY07-FY12)
Sources: * Venture Development Corp. Embedded COTS in Military, Aerospace, & Defense Study, 2008 **TEAL Group, Corp, Military Electronics Briefing with Mercury analysis
>$30B
**

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Strategic Direction – Sell, fix or grow
AUSG
VI ES/PS
Other Emerging
Government
Defense
Commercial
Mercury Federal
Sell,
Shutdown
or Recap
Fix
Grow
VI

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Strategic Sequence
• Short Term: Improve operations and cash flow
Enhance leadership team to tackle short, medium, long-term strategy
Improve supply chain, manufacturing operations and shipment linearity
Increase turns
Simplify operations, cross-functional coordination
• Medium Term: Strengthen and grow core defense business
Focus and align organization and resources
Accelerate new product development
Reduce time to market
Improve market penetration
Expand opportunities with existing customer base
• Long Term: Improve strategic position
Increase software and services
Explore adjacencies around the Core – Mercury Federal
Target larger profit pools
Optimize the return from the Company’s portfolio of businesses

Financial Overview

© 2008 Mercury Computer Systems, Inc.
www.mc.com

• HQ in Chelmsford, MA
• Sales, support and R&D
centers in U.S., Europe and
Japan
• 745 employees worldwide
ending Q308
• Founded in 1981
• FY2007 revenues of $224
million
• NASDAQ: MRCY
FY07 (Ended June) Revenue Mix*
ACS,
$200M
Visage,
$15M
VSG,
$8M
Emerging,
$1M
*FY07 business unit revenue re-cast is un-audited
Mercury Overview

© 2008 Mercury Computer Systems, Inc.
www.mc.com

$186
$250
$236
$224
$211 - $214
2004 2005 2006 2007 2008E*
Commerical
Defense
Revenue Growth Follows Technology Investment  Cycles
June Fiscal Year End
Cell BE
Processor
DSP/GPU / FPGA Processors
Ensemble
PowerStream 7000
RapidIO
~ 10% CAGR
FY98 – FY08E
Revenue ($M)
VXS/VPX
Microwave
- Tuner
SBC
A/D-D/A
Represents total Company revenues; VI, VSG and Emerging businesses’ revenue treated as Commercial
* Per Company guidance range, April 23, 2008 earnings conference call

© 2008 Mercury Computer Systems, Inc.
www.mc.com

FY07 Compared to FY08 (Non-GAAP)
Revenue
224 211 - 214 (6%) - (4%)
Gross Margin
% Revenue
55.8% 60% 4.2 pts
Operating
Expenses
139 129 7% Improvement
Operating Profit
% Revenue
(14)
(6.3%)
(1) - 1
(1%) – 0%
$13M - $15M
Improvement
EPS $(0.29) $0.12 - $0.18 $0.41 - $0.47
Improvement
Operating
Cash Flow
$(10) $11M Q308
YTD
$21M Improvement
YTD
FY07 Actual FY08 Guidance*
FY08 Guidance vs
FY07 Actuals
FY08 Operating Cash Flow represents 9 months ended, March 31, 2008
* Per Company guidance range, April 23, 2008 earnings conference call

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Segment Operating Profit Q308
0.0
(4.2)
(3.8)
4.2
(3.8)
-6
-4
-2
0
2
4
6
ACS VI VSG Emerging Total
Segment Operating Profit (#’s GAAP)
• Profitability strength in ACS; other businesses eroding margin
Notes:
Q308 YTD represents 9 months ended March 31, 2008
Figures represent GAAP reported results, as reported in March 31, 2008 10-Q filing
Q308 and Q308 YTD Total exclude stock-based compensation expense
Includes $1.8M amortization expense, $1.2M restructuring and
$0.8M inventory writedown
Includes $5.5M amortization expense, $1.5M restructuring and
$0.8M inventory writedown
Segment Operating Profit Q308 YTD
10.7
0.4
(7.4)
(10.3)
(6.7)
-12
-7
-2
3
8
ACS VI VSG Emerging Total

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Strong Balance Sheet
Historically strong
balance sheet
Net cash positive: $37M
Projected FY08 capex of
$5 million
Positive free cash flow in FY08
* 2% convertible senior notes offering due 2024
Quarter ended March 31, 2008
Cash and Equivalents $162
Total Current Assets $187
Total Assets $362
Total Debt $125
Total Liabilities $195
Stockholders’ Equity $167
*

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Focus on Working Capital
• Supply chain transformation
Operational efficiencies
Manufacturing lead times
Cost of quality
Competitive advantage for
Mercury and customers
• Customer satisfaction
End-of-quarter shipment
skew
DSO target 50 days
Days Sales Outstanding
43
51
53
59
61
62
50
2003 2004 2005 2006 2007 2008E Model
Inventory Turns
4.9
6.9
5.4
4.6
4.1
3.3
7.5
2003 2004 2005 2006 2007 2008E Model

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Non-GAAP
Guidance
FY08*
ACS
FY08
Timeless
Business
Model
Revenue
100% 100%
100%
Gross Margin
60% 60%
58+%
SG&A
36% 26% Mid 20%
R&D
25% - 24% 23%
High
Teens
Income from Operations
(1)% - 0% 10+%
15%
Gap to Timeless Business Model (#’s Non-GAAP)
* Per Company guidance range, April 23, 2008 earnings conference call
Declining
gross margin
Costs
Reduced

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Q308 Fiscal Year 2008 Summary
• First three quarters’ revenue and non-GAAP EPS exceeded guidance
• Strong book-to-bill all quarters, 1.15 for Q308
• Operating cash flow generation of $11.3 million for 9 months ending
Q308
• Q308 DSO: 60 days; Q308 Inventory Turns: 3.3
• Capital expenditures of $3.0 million for 9 months ending Q308
Q1 Q2 Q3
Reported Guidance Reported Guidance Reported Guidance
Revenue ($M) 49.2 $    48.0 $    52.6 $    51.0 $    56.5 $    $53.0 - $55.0
EPS 0.09 $    (0.08) $   0.04 $    (0.05) $   0.04 $    $(0.04) - $0.00

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Q4 Fiscal Year 2008 Guidance
• Impact of equity-based compensation costs related to FAS 123(R) of approximately $2.8M excluded from non-GAAP
• Acquisition-related amortization of approximately $1.8M excluded from non-GAAP
• Restructuring and impairment charges of approximately $1.3M excluded from non-GAAP
Notes:
1) Figures in millions, except percent and per share data
2) Company guidance, April 23, 2008 earnings conference call
Quarter Ending June 30, 2008
Revenues ($M) $53 - $56
      GAAP  Non-GAAP
Gross Margin 58% - 59% 58% - 59%
EPS $(0.30) - $(0.22) $(0.05) - $0.01

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Fiscal Year 2008 Guidance
Fiscal Year Ending June 30, 2008
Revenues ($M) $211 - $214
      GAAP  Non-GAAP
Gross Margin 60% 60%
EPS $(0.99) - $(0.91) $0.12 - $0.18
Notes:
1) Figures in millions, except percent and per share data
2) Company guidance, April 23, 2008 earnings conference call
• Impact of equity-based compensation costs related to FAS 123(R)
of approximately $12.2M excluded from non-GAAP
• Impact of $0.8M inventory writedown excluded from non-GAAP
• Acquisition-related amortization of approximately $7.3M excluded from non-GAAP
• Restructuring and impairment charges of approximately $2.8M excluded from non-GAAP

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Strategic Direction – Sell, fix or grow
AUSG
VI ES/PS
Other Emerging
Government
Defense
Commercial
Mercury Federal
Sell,
Shutdown
or Recap
Fix
Grow
VI

© 2008 Mercury Computer Systems, Inc. www.mc.com 27 www.mc.com NASDAQ: MRCY

APPENDIX

© 2008 Mercury Computer Systems, Inc.
www.mc.com

GAAP to Non-GAAP Reconciliation
Q408 and FY08 Guidance Reconciliation*
Note: figures are rounded
* Per Company guidance range, April 23, 2008 earnings conference call
RANGE
(Loss) Income Per Share - Diluted (Loss) Income Per Share - Diluted
GAAP expectation (0.99) $                                              (0.91) $
Adjustment to exclude stock-based compensation 0.56 0.56
Adjustment to exclude amortization of acquired intangible assets 0.34 0.34
Adjustment to exclude restructuring and impairment 0.13 0.13
Adjustment for inventory writedown 0.04 0.04
Adjustment for tax impact 0.04 0.02
Non-GAAP expectation 0.12 $                                               0.18 $
RECONCILIATION OF FORWARD-LOOKING GUIDANCE
Quarter ending June 30, 2008
Loss Per Share - Diluted
(Loss) Income Per Share - Diluted
GAAP expectation (0.30) $                                              (0.22) $
Adjustment to exclude stock-based compensation 0.13 0.13
Adjustment to exclude amortization of acquired intangible assets 0.08 0.08
Adjustment to exclude restructuring and impairment 0.06 0.06
Adjustment for tax impact (0.02) (0.04)
Non-GAAP expectation (0.05) $                                              0.01 $